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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K/A
                             (AMENDMENT NO. 1)

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 2, 2004


                            GARDNER DENVER, INC.
           (Exact name of Registrant as Specified in its Charter)

          DELAWARE                     1-13215                76-0419383
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation or Organization)         File Number)        Identification No.)


                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62301
            (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)



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EXPLANATORY NOTE

     On January 5, 2004, Gardner Denver, Inc. (the "Company") announced that it had effectively completed its acquisition of Syltone plc ("Syltone"), through its wholly-owned subsidiary GD First (UK) plc, having received valid acceptances in respect of approximately 96.66 percent of Syltone's issued share capital (the "Acquisition"). On February 26, 2004, the Company completed the acquisition of the remaining share capital of Syltone that it did not own. This Amendment No. 1 on Form 8-K/A amends the Company's Current Report of Form 8-K filed on January 13, 2004 to provide Syltone historical financial statements and pro forma financial information relating to the Acquisition.

ITEM 5.  OTHER EVENTS.

     On March 10, 2004, the Company announced its intention to offer, subject to market and other conditions, 3,000,000 shares of its common stock pursuant to its existing shelf registration and the prospectus supplement in the form attached hereto as Exhibit 99.4 and incorporated herein by reference. In connection with the offering, the Company will grant the underwriters an option to purchase up to an additional 450,000 shares of its common stock to cover over-allotments, if any.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Index to Financial Statements of Business Acquired
         The index refers to the prospectus supplement attached hereto as
         Exhibit 99.4

         Syltone Consolidated Financial Statements
         Independent Auditors' Report                                                            F-29
         Consolidated Profit and Loss Accounts for the years ended 31 March 2003
            and 2002                                                                             F-30
         Consolidated Balance Sheets as at 31 March 2003 and 2002                                F-31
         Consolidated Cash Flow Statements for the years ended 31 March 2003
            and 2002                                                                             F-32
         Consolidated Statements of Total Recognized Gains and Losses for the years
            ended 31 March 2003 and 2002                                                         F-33
         Reconciliations of Movements in Consolidated Shareholders' Funds for the
            years ended 31 March 2003 and 2002                                                   F-33
         Company Balance Sheets as at 31 March 2003 and 2002                                     F-34
         Notes to Consolidated Financial Statements                                              F-35

         Syltone Consolidated Interim Financial Statements (unaudited)
         Consolidated Profit and Loss Accounts for the six month periods ended
            30 September 2003 and 2002 (unaudited)                                               F-60
         Consolidated Balance Sheets at 30 September 2003 and 2002 (unaudited)                   F-61
         Consolidated Cash Flow Statements for six month periods ended
            30 September 2003 and 2002 (unaudited)                                               F-62
         Reconciliations of Movements in Consolidated Shareholders' Funds for the
            six month period ended 30 September 30, 2003 and 2002 (unaudited)                    F-63
         Notes to Consolidated Financial Statements (unaudited)                                  F-64



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(b)      Index to Unaudited Pro Forma Financial Information
         The index refers to the prospectus supplement attached hereto as
         Exhibit 99.4

         Unaudited Pro Forma Consolidated Financial Statements                                   S-18
         Unaudited Pro Forma Consolidated Statement of Operations for the year
            ended December 31, 2003                                                              S-20
         Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2003                  S-21
         Notes to Unaudited Pro Forma Consolidated Financial Statements                          S-22

(c)      Exhibits.
         See the Exhibit Index, which is incorporated by reference into this Item.

ITEM 9. REGULATION FD DISCLOSURE.

     On January 5, 2004, the Company issued a press release announcing that the Company's previously announced cash offer for the outstanding shares of Syltone has become wholly unconditional, effectively completing the acquisition. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The offer document and form of acceptance are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

     On March 10, 2004, the Company issued a press release announcing its intention to offer, subject to market and other conditions, 3,000,000 shares of its common stock and to grant the underwriters an option to purchase an additional 450,000 shares of its common stock to cover over-allotments, if any. A copy of such press release is attached hereto as Exhibit 99.5 and incorporated herein by reference.

     The information in this Item 9 and the exhibit attached hereto shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such a filing.





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GARDNER DENVER, INC.

Date:  March 11, 2004                      By:      /s/ Philip R. Roth
                                                --------------------------------

                                           Philip R. Roth
                                           Vice President, Finance and
                                            Chief Financial Officer



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
                                EXHIBIT INDEX

 EXHIBIT NO.          DESCRIPTION
 -----------          ----------------------------------------------------
    23.1              Consent of KPMG LLP
    23.2              Consent of KPMG  Audit Plc
    99.1              Press Release dated January 5, 2004*
    99.2              Recommended Cash Offer by UBS Investment Bank on behalf of GD First
                      (UK) plc for Syltone plc*
    99.3              Form of Acceptance, Authority and Election for Recommended Cash Offer*
    99.4              Prospectus Supplement, dated March 11, 2004
    99.5              Press Release dated March 10, 2004

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* Previously filed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2004.
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